                                                                  EXHIBIT 10.92

                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 14, 2005 (this "Amendment"), is among EZCORP, INC., a Delaware corporation (the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent for itself and the other Lenders (the "Agent") and as the Issuing Bank, and the Lenders.

                                    RECITALS:

         A. The Borrower, the Agent, the Lenders and the Issuing Bank have previously entered into that certain Third Amended and Restated Credit Agreement dated as of April 8, 2004 (as the same has been amended, restated or modified from time to time, the "Agreement").

         B. A new indirect subsidiary of the Borrower, EZMONEY Colorado, Inc., a Delaware corporation ("EZMONEY Colorado"), was created on March 21, 2005, and prior to the execution of this Amendment, EZMONEY Colorado has executed and delivered documents, agreements and instruments required pursuant to Section 8.10 of the Agreement in order to be a Guarantor under the Loan Documents.

         C. The Borrower has requested amendments to certain provisions of the Agreement that are impacted by its new credit services organization program as herein specifically provided.

         D. The Agent and the Lenders are willing to make such amendments on the terms and subject to the conditions and to the extent set forth below.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   Definitions

         Section 1.1 Definitions. All capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

         Section 2.1 Amendment to Section 1.1. Effective as of the date hereof, the following definitions in Section 1.1 of the Agreement are hereby amended and restated in their entirety to read as follows:

                  "Senior Leverage Ratio" means, as of any Fiscal Quarter end, the ratio of (a) Senior Funded Debt, minus CSO LC Liabilities (to the extent included in Senior Funded Debt) to (b) EBITDA, in each case for such Fiscal Quarter and the prior three Fiscal Quarters.


FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                  "Total Leverage Ratio" means, as of any Fiscal Quarter end, the ratio of (a) Funded Debt, minus CSO LC Liabilities (to the extent included in Funded Debt) to (b) EBITDA, in each case for such Fiscal Quarter and the prior three Fiscal Quarters.

         Section 2.2 Addition to Section 1.1. Effective as of the date hereof, the following definitions are hereby added to Section 1.1 of the Agreement in alphabetical order to read in their entirety as follows:

                  "CSO LC Issuer" means, with respect to any CSO LC, the Borrower or a Guarantor that issued such CSO LC.

                  "CSO LC" means, any letter of credit issued by a CSO LC Issuer to an unaffiliated third party lender for the account of a borrower of a consumer loan in connection with the CSO Program.

                  "CSO LC Disbursement" means a disbursement by a CSO LC Issuer to an unaffiliated third party lender in connection with a drawing under a CSO LC.

                  "CSO LC Liabilities" means, at any time, the sum of that portion of the aggregate amounts available to be drawn of all outstanding CSO LCs equal to the principal amounts of the consumer notes supported by such CSO LCs.

                  "CSO Program" means the credit services organization program implemented by the Borrower or any Guarantor in compliance with applicable provisions of law, including without limitation in those instances where Texas law is applicable, the Texas Finance Code and Sections 302 and 393 thereof.

         Section 2.3 Amendment to Section 2.1(b). Effective as of the date hereof, Section 2.1(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

         (b) the sum of the outstanding Swing Loan Advances, the Letter of Credit Liabilities and the CSO LC Liabilities.

         Section 2.4 Amendment to Section 2.7(a). Effective as of the date hereof, clause (i) of Section 2.7(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

         (i) which when added to the then outstanding Revolving Credit Loan Advances plus the outstanding Letter of Credit Liabilities plus the outstanding CSO LC Liabilities plus the outstanding Swing Loan Advances would exceed the Revolving Credit Commitments, and

         Section 2.5 Amendment to Section 2.9. Effective as of the date hereof, Section 2.9 of the Credit Agreement is amended by adding the phrase "or any CSO LC Liabilities" to the end of the last sentence therein.

         Section 2.6 Amendment to Section 2.11(a). Effective as of the date hereof, the references to "outstanding Letter of Credit Liabilities" in Section 2.11(a) of the Agreement are hereby deleted and the references to "outstanding Letter of Credit Liabilities and CSO LC Liabilities" are inserted in lieu thereof.


FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 2

         Section 2.7 Amendment to Section 2.11(b). Effective as of the date hereof, the reference to the phrase "plus the Letter of Credit Liabilities" in
Section 2.11(b) of the Agreement is hereby deleted and the reference to the phrase "plus the Letter of Credit Liabilities plus the CSO LC Liabilities" is inserted in lieu thereof.

         Section 2.8 Amendment to Section 3.1(a)(ii)(B). Effective as of the date hereof, Section 3.1(a)(ii)(B) of the Agreement is hereby amended and restated to read in its entirety as follows:

         (B) the sum of the outstanding Revolving Credit Loan Advances, CSO LC Liabilities and Swing Loan Advances

         Section 2.9 Amendment to Section 4.3. Effective as of the date hereof, the references to "the Letter of Credit Liabilities" in Section 4.3(a)(ii) and Section 4.3(b) of the Agreement are hereby deleted and the reference to "the Letter of Credit Liabilities plus CSO LC Liabilities" is inserted in each such subsection in lieu thereof.

         Section 2.10 Amendment to Section 8.1. Effective as of the date hereof, subsection (l) of Section 8.1 of the Agreement is hereby relettered "(m)" and a new Section 8.1(l) is added to the Agreement to read in its entirety as follows:

         Section 8.1(l) CSO Program Agreements. As soon as available and in any event within 30 days after the execution and delivery thereof, copies of each agreement between the Borrower or any Guarantor and an unaffiliated, third
- party lender in connection with any CSO Program and the contractual arrangement between the parties thereto in connection therewith; and

         Section 2.11 Amendment to Section 9.1. Effective as of the date hereof, the word "and" appearing at the end of Section 9.1(e) of the Agreement is hereby deleted, and the remaining provisions of such Section are hereby amended and restated to read in their entirety as follows:

                  (f)      Debt consisting of CSO LCs; and

                  (g) Debt (other than Debt described in clauses (a) through and including (f) above) in an aggregate amount not to exceed $500,000.00 at any one time outstanding.

         Section 2.12 Amendment to Section 9.5. Effective as of the date hereof, (a) clause (g) of Section 9.5 of the Agreement is hereby amended by deleting the word "and" at the end thereof, (b) clause (h) of Section 9.5 of the Agreement is hereby amended by deleting the period at the end of such clause and inserting "; and" in lieu thereof and (c) a new clause (i) is hereby added to
Section 9.5 of the Agreement to read in its entirety a follows:

                  (i) any CSO LC Disbursements made by the CSO LC Issuer in connection with the CSO Program.


FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 3

         Section 2.13 Amendment to Section 10.4. Effective as of the date hereof, the reference to the dollar amount "$8,000,000" in Section 10.4 of the Agreement is hereby deleted and the reference to the dollar amount "$10,000,000" is inserted in lieu thereof.

         Section 2.14 Amendment to Schedule 7.14. Effective as of the date hereof, all references to "Schedule 7.14" in the Agreement shall be deemed to mean the "Schedule 7.14" attached hereto as Schedule 7.14.

         Section 2.15 Amendment to Exhibit C. Effective as of the date hereof, all references to "Exhibit C" in the Agreement shall be deemed to be references to the "Exhibit C" attached hereto as Exhibit C.

                                  ARTICLE III

                              Conditions Precedent

         Section 3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Amendment. The Agent shall have received this Amendment executed by the Borrower, the Agent, the Issuing Bank and the Required Lenders and consented to by the Guarantors.

                  (b) No Default. No Default shall have occurred and be continuing.

                  (c) Representations and Warranties. All of the representations and warranties contained in Article VII of the Agreement and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

                  (d) Amendment Fee. The Borrower shall have paid to the Agent for the account of the Lenders executing this Amendment a nonrefundable amendment fee in the amount of $15,000 to be shared pro rata among the Lenders who have executed and delivered this Amendment on or before August 3, 2005.

                  (e) CSO Program Agreements. The Agent shall have received copies of the agreements currently in existence as described in and as required by Section 8.1(l) of the Agreement, as amended by this Amendment.

                  (f) Legal Opinions. The Agent shall have received favorable opinions of legal counsel to the Borrower and each Guarantor, satisfactory to the Agent, as to such matters as the Agent may reasonably request.

                  (g) Additional Documentation. The Agent shall have received such additional approvals, opinions or documents as the Agent or its legal counsel may reasonably request.


FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

         Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Lenders, the Issuing Bank and the Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 4.2 Representations and Warranties. The Borrower hereby represents and warrants to the Lenders, the Agent and the Issuing Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the certificate of incorporation or bylaws of the Borrower, (b) the representations and warranties contained in the Agreement, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except for such representations and warranties as are limited by their express terms to a specific date), (c) effective upon the execution of this Amendment and the Loan Documents executed in connection herewith, no Default has occurred and is continuing, and (d) the Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE V

                                  Miscellaneous

         Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders, the Agent or the Issuing Bank or any closing shall affect the representations and warranties or the right of the Lenders, the Agent or the Issuing Bank or the Agent to rely upon them.

         Section 5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 5.3 Expenses of Agent. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the


FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 5

Agreement or any other Loan Document, including without limitation the reasonable costs and fees of the Agent's legal counsel.

         Section 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders, the Agent, the Issuing Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders and the Agent.

         Section 5.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures transmitted by facsimile, email or other electronic medium shall be effective as originals.

         Section 5.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.9 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of Page Intentionally Left Blank]


FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Page 6

Executed as of the date first written above.

                                       BORROWER:

                                       EZCORP, INC.



                                       By:
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                  -----------------------------

                                       AGENT, ISSUING BANK AND LENDERS:

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       as Agent, Issuing Bank and a Lender



                                       By:
                                           ------------------------------------
                                           Richard Gan
                                           Vice President

                                       GUARANTY BANK,
                                       as a Lender



                                       By:
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                  -----------------------------


FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - SIGNATURE PAGE

         The Guarantors hereby consent and agree to this Amendment and agree that the Guaranty shall remain in full force and effect and shall continue to
(i) guarantee the Guaranteed Indebtedness (as defined in the Guaranty), and (ii) be the legal, valid and binding obligation of the Guarantors and enforceable against the Guarantors in accordance with its terms. In addition, the Guarantors hereby agree that each Subsidiary Security Agreement, the Contribution and Indemnification Agreement and each Real Property Security Document shall remain in full force and effect and shall continue to (i) secure the Obligations (as defined in the Loan Documents other than the Real Property Security Documents) and the Debt (as defined in the Real Property Security Documents), and (ii) be the legal, valid and binding obligation of the Guarantors and enforceable against the Guarantors and collateral in accordance with their respective terms.

                                        OBLIGATED PARTIES:
                                        -----------------
                                        EZCORP INTERNATIONAL, INC.
                                        EZMONEY COLORADO, INC.
                                        EZMONEY HOLDINGS, INC.
                                        EZMONEY MANAGEMENT, INC.
                                        EZPAWN ALABAMA, INC.
                                        EZPAWN ARKANSAS, INC.
                                        EZPAWN COLORADO, INC.
                                        EZPAWN FLORIDA, INC.
                                        EZPAWN HOLDINGS, INC.
                                        EZPAWN INDIANA, INC.
                                        EZPAWN LOUISIANA, INC.
                                        EZPAWN NEVADA, INC.
                                        EZPAWN OKLAHOMA, INC.
                                        EZPAWN TENNESSEE, INC.
                                        PAYDAY LOAN MANAGEMENT, INC.
                                        TEXAS EZPAWN MANAGEMENT, INC.



                                       By:
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                  -----------------------------

                                       TEXAS EZPAWN, L.P.

                                       By:  Texas EZPAWN Management, Inc.,
                                            its sole general partner



                                       By:
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                  -----------------------------


FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - SIGNATURE PAGE

                                       TEXAS PRA MANAGEMENT, L.P.

                                       By:  EZMoney Management, Inc.,
                                            its sole general partner



                                       By:
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                  -----------------------------

                                       TEXAS EZMONEY, L.P.

                                       By:  PAYDAY LOAN MANAGEMENT, INC.,
                                            its sole general partner



                                       By:
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                  -----------------------------


FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - SIGNATURE PAGE

                                  SCHEDULE 7.14

                              List of Subsidiaries

                                                                                                                         Number of
                                                                                                                         Shares or
                                  Type of     Jurisdiction       Federal                                Foreign            Percent
Corporate Name                     Entity      of Entity         Tax I.D.       State I.D. Number     Jurisdictions       Interest
--------------                    -------     ------------       --------       -----------------     -------------      ---------
EZCORP, Inc.                    Corporation    Delaware         74-2540145         2196789                TX

EZCORP INTERNATIONAL, INC.      Corporation    Delaware         74-2874123         2870970                N/A               1,000

EZPAWN Alabama, Inc.            Corporation    Delaware         74-2643349         2307445                AL                1,000

EZPAWN Arkansas, Inc.           Corporation    Delaware         74-2629548         2292291                AR                1,000

EZPAWN Colorado, Inc.           Corporation    Delaware         74-2629549         CO - 2284741/          CO & TX           1,000
                                                                                   TX - 8700005692

EZPAWN Florida, Inc.            Corporation    Delaware         74-2655620         2313729                FL                1,000

EZPAWN Indiana, Inc.            Corporation    Delaware         74-2655624         2317132                IN                1,000

EZMoney Management, Inc.        Corporation    Delaware         74-2655625         2307447                TX                1,000

EZPAWN Louisiana, Inc.          Corporation    Delaware         74-2704187         2392318                LA                1,000

EZPAWN Nevada, Inc.             Corporation    Delaware         74-2672899         NV - 2328220/          NV & CA           1,000
                                                                                   CA - 2010557

EZPAWN Oklahoma, Inc.           Corporation    Delaware         74-2621073         2284738                OK                1,000

EZMoney Holdings, Inc.          Corporation    Delaware         74-2672902         2326107                N/A               1,000

EZPAWN Tennessee, Inc.          Corporation    Delaware         74-2641965         2302767                TN                1,000

EZPAWN Holdings, Inc.           Corporation    Delaware         74-2540146         2198785                MS                  100

Texas EZPAWN Management, Inc.   Corporation    Delaware         74-2689697         2361958                TX                1,000

Texas EZPAWN L.P.               Limited        Texas            74-2689698         7127110
                                Partnership

Texas PRA Management, L.P.      Limited        Texas            02-0596091         800081488
                                Partnership
Texas EZMONEY, L.P.             Limited        Texas            83 - 0360848       800210635
                                Partnership


                                 Schedule 7.14

                                                                                                                         Number of
                                                                                                                         Shares or
                                  Type of     Jurisdiction       Federal                                Foreign            Percent
Corporate Name                     Entity      of Entity         Tax I.D.       State I.D. Number     Jurisdictions       Interest
--------------                    -------     ------------       --------       -----------------     -------------      ---------
Payday Loan Management, Inc.    Corporation    Delaware         83 - 0360843       800220645              TX                1,000

EZMONEY Colorado, Inc.          Corporation    Delaware         20 - 2531048       20051041748            CO                1,000


                                 Schedule 7.14

                                    EXHIBIT C

                              ADVANCE REQUEST FORM

TO:      Wells Fargo Bank, National Association, as Agent
         111 Congress Avenue, Suite 300
         Austin, Texas 78701
         Attention:  Richard Gan
                     Vice President


Gentlemen:


         The undersigned is an officer of EZCORP, Inc. (the "Borrower"), and is authorized to make and deliver this certificate pursuant to that certain Third Amended and Restated Credit Agreement dated as of April 8, 2004, among the Borrower, Wells Fargo Bank, National Association, as Agent, as Issuing Bank, as Lender, and as Swing Lender, and the other Lenders named therein (as the same has been amended, restated, modified, or supplemented from time to time being referred to herein as the "Credit Agreement"). All terms defined in the Credit Agreement shall have the same meaning herein. In accordance with the Credit Agreement, the Borrower hereby (check whichever is applicable):

         ___      1.    Requests that the Swing Lender make a Swing Loan
Advance under the Swing Loan in the amount set forth in item (I)(e) below on the date set forth in item (I)(f) below.

         ___      2.    Requests that the Lenders with a Revolving Credit
Commitment make a Base Rate Advance under the Revolving Credit Loan in the amount set forth in item (I)(e) below on the date set forth in item (I)(f) below.

         ___      3.    Requests that the Lenders with a Revolving Credit
Commitment make a Eurodollar Advance under the Revolving Credit Loan in the amount set forth in item (I)(e) below on the date set forth in item (I)(f) below with an Interest Period of:

                                            one month
                  ------------------
                                            two months
                  ------------------
                                            three months
                  ------------------
                                            six months
                  ------------------

         In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies to Agent and the Lenders that the following statements are true and correct:

         (i) The representations and warranties contained in Article VII of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent such representations and warranties speak to a specific date.

         (ii) No Default has occurred and is continuing or would result from the Advance requested hereunder.

         (iii) No Material Adverse Effect has occurred since the date of the most recent financial statements delivered to the Agent and the Lenders pursuant to Section 8.1 of the Credit Agreement.

         (iv) The amount of the Revolving Credit Loan Advance requested hereunder, if any, when added to all outstanding Revolving Credit Loan Advances, Swing Loan Advances, Letter of Credit Liabilities and CSO LC Liabilities, will not exceed the Revolving Credit Commitments.

         (v) The amount of the Swing Loan Advance requested hereunder, if any, when added to all outstanding Swing Loan Advances, will not exceed the lesser of (x) the Swing Commitment, and (y) the Revolving Credit Commitments minus the sum of the outstanding Revolving Credit Loan Advances, the Letter of Credit Liabilities and the CSO LC Liabilities.

         (vii) All information supplied below is true, correct, and complete as of the date hereof.

                  I. Advance Request Information for Revolving Credit Loans or Swing Loans

         (a)      (1)     Aggregate amount of Revolving Credit Commitments                         $____________

                  (2)     Amount of Swing Commitment                                               $____________

         (b)      (1)     Outstanding principal amount of (A) Revolving Credit Loan Advances
                          and (B) Swing Loan Advances                                              $____________

                  (2)     Outstanding Letter of Credit Liabilities                                 $____________

                  (3)     Outstanding CSO LC Liabilities                                           $____________

                  (4)     Line (b)(1)(A) and (B) plus Line (b)(2) plus Line (b)(3)                 $____________

         (c)      Net availability of credit under the Revolving Credit Commitment:
                  (Line (a)(1) minus Line (b)(4))                                                  $____________

         (d)      Net availability of credit under Swing Commitment (lesser of (1) Line
                  (a)(2) minus Line (b)(1)(B), and (ii) Line (a)(1) minus Line (b)(4)              $____________

         (e)      Amount of requested Revolving Credit Loan Advance or Swing Loan Advance          $____________

         (f)      Date of requested Revolving Credit Loan Advance or Swing Loan Advance            _______, 200___

                                    BORROWER:

                                  EZCORP, INC.



                                       By:
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                  -----------------------------

Dated as of:
                  --------------------------------------------
                  [insert date of requested Advance]


                                       2